UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 8, 2005
                                                 -------------------------------



                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                     001-16197               22-3537895
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
    of Incorporation)                   File Number)         Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                       07934
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (908) 234-0700
                                                   -----------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

      Amendments to Outside Director Stock Plans

      On December 8, 2005, the Board of Directors of Peapack-Gladstone Financial Corporation (the "Corporation") approved the adoption of amendments to the 1998 Stock Option Plan for Outside Directors and the 2002 Stock Option Plan for Outside Directors.

      The amendments provide the Compensation Committee of the Board, which administers each of the plans, with the discretion to accelerate the vesting and exercisability of options granted under the plans.

      Acceleration of Vesting

      In light of upcoming changes in the accounting for stock options, on December 8, 2005, the Compensation Committee the Board of Directors of the Corporation authorized the accelerated vesting of 79,200 stock options held by outside directors under the Corporation's 1998 Stock Option Plan for Outside Directors and 2002 Stock Option Plan for Outside Directors. Based on the Corporation's closing stock price of $28.25 per share on December 8, 2005, all of the total accelerated options have exercise prices above the closing market price at the time of acceleration. The total weighted average price per share of all accelerated options is $28.89.

Item 9.01 Financial Statements and Exhibits

10.1 1998 Stock Option Plan for Outside Directors, as amended and restated through December 8, 2005

10.2 2002 Stock Option Plan for Outside Directors, as amended and restated through December 8, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PEAPACK-GLADSTONE FINANCIAL CORPORATION



Dated:  December 14, 2005               By: /s/ Arthur F. Birmingham
                                            -------------------------------
                                        Name:  Arthur F. Birmingham
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Title
-----------         -----

10.1 1998 Stock Option Plan for Outside Directors, as amended and restated through December 8, 2005

10.2 2002 Stock Option Plan for Outside Directors, as amended and restated through December 8, 2005